UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01    Regulation FD Disclosure.
On June 13, 2024, Sila Realty Trust, Inc. (the “Company”) issued a press release announcing the listing and trading of its common stock, par value $0.01 per share (the “Common Stock”) on the New York Stock Exchange (the “Listing”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.
The information furnished under Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the presentation materials include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.
Item 8.01    Other Events.
Additionally, on June 13, 2024, the Company sent a letter to its stockholders (the “Shareholder Letter”) and a frequently asked questions sheet (“FAQ”) relating to the Listing and the Company’s commencement of a modified “Dutch Auction” tender offer (the “Tender Offer”) and posted the Shareholder Letter and FAQ to its website (www.silarealtytrust.com). A copy of the Shareholder Letter and FAQ are attached to this Current Report on Form 8-K as Exhibit 99.2 and 99.3, respectively, and incorporated by reference herein.
The information in this Current Report on Form 8-K and Exhibits 99.2 and 99.3 are for informational purposes only and are neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The Tender Offer is being made exclusively pursuant to an Offer to Purchase, dated June 13, 2024, the related Letter of Transmittal and other related materials filed as part of the Tender Offer Statement on Schedule TO-I (the “Schedule TO”) the Company filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024. The Tender Offer materials are being sent to the Company’s stockholders. Stockholders may also obtain free copies of the Tender Offer materials online at the website of the SEC at www.sec.gov as exhibits to the Schedule TO or from the Company’s information agent in connection with the Tender Offer.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 13, 2024

99.2	Shareholder Letter, dated June 13, 2024

99.3	Frequently Asked Questions

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 13, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer